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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2004


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                                                  76-0506313
(State or other jurisdiction of             1-13461               (I.R.S. Employer
incorporation or organization)      (Commission File Number)     Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

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ITEM 5. OTHER EVENTS

         On July 15, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced the completion of the acquisition of three dealerships. A copy of the press release is attached hereto as Exhibit 99.1. The portion of the press release entitled "Group 1 Completes Acquisitions in Texas and California" is incorporated in this Item 5 by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1  Press Release of Group 1 Automotive, Inc. dated as of July 15,
               2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 15, 2004, Group 1 Automotive, Inc. issued a press released announcing revised outlook for 2004 and its expected earnings per diluted shares for the second quarter ended June 30, 2004.

         A copy of the press release is attached hereto as Exhibit 99.1. The press release (other than the portion of the press release entitled "Group 1 Completes Acquisitions in Texas and California") is incorporated in this Item 12 by reference.

         As provided in General Instructions B.6 of Form 8-K, the information in this Item 12 (including the portion of the press release attached hereto as Exhibit 99.1 incorporated by reference in this Item 12) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Group 1 Automotive, Inc.


        July 15, 2004                   By:  /s/ Robert T. Ray
-------------------------------            -------------------------------------
            Date                           Robert T. Ray, Senior Vice President,
                                           Chief Financial Officer and Treasurer

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                                INDEX TO EXHIBITS

Exhibits
 Number     Description
--------    -----------
  99.1      Press Release of Group 1 Automotive, Inc. dated as of July 15, 2004.